UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 4, 2007

INTER-TEL (DELAWARE), INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	0-10211	86-0220994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 S. 52nd Street Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 449-8900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written	communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other events.

On June 5, 2007, Inter-Tel issued a press release announcing that Vector Capital Corporation has informed Inter-Tel that, based on recent events including Steven G. Mihaylo’s recent announcement of his recapitalization plan for Inter-Tel, Vector Capital has determined not to make any offer to acquire Inter-Tel. In the press release, Inter-Tel also confirmed that it has received a letter from Mr. Mihaylo proposing a “recapitalization plan” for Inter-Tel, which is subject to confirmatory due diligence, financing, and other conditions.

There can be no assurance that a recapitalization or any other transaction will occur as a result of the Mihaylo letter.

The press release issued by Inter-Tel with respect to these matters is attached as Exhibit 99.1 hereto and is incorporated into this Item 8.01 by this reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
99.1	Press Release dated June 5, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTER-TEL (DELAWARE), INCORPORATED

Date: June 5, 2007	By:	/s/ Norman Stout
Name: Norman Stout
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated June 5, 2007